UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2021

Thimble Point Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39969	85-4103092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 15th Floor

New Haven, Connecticut 06510

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 680-8543

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	THMAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	THMA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	THMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

As previously announced, on June 21, 2021, Thimble Point Acquisition Corp. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Pear Therapeutics, Inc., a Delaware corporation (“Pear”), and Oz Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Pear, with Pear surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”). On November 30, 2021, the Company held a special meeting in lieu of the 2021 annual meeting of stockholders (the “Special Meeting”) in connection with the Business Combination. At the Special Meeting, stockholders of the Company were asked to consider and vote on the proposals identified in the definitive proxy statement/prospectus that the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 26, 2021 (the “Definitive Proxy”).

As of the close of business on October 18, 2021 (the “THMA Record Date”), 34,500,000 shares of Class A common stock of THMA, par value $0.0001 per share (“Class A Common Stock”) and Class B common stock of THMA, par value $0.0001 per share (“Class B Common Stock” and together with Class A Common Stock, the “THMA Common Stock”), were issued and outstanding and entitled to vote at the Special Meeting.

As previously disclosed, the Company initially held the Special Meeting on November 23, 2021, at which time the sole proposal that was presented was Proposal 8. A quorum was present on November 23, 2021, and the stockholders approved Proposal 8. The Company adjourned the Special Meeting to November 30, 2021 to consider the remaining proposals.

25,106,608 shares of THMA Common Stock were represented in person or by proxy at the subsequent Special Meeting, and, therefore, a quorum was present.

Proposals 1, 2, 3, 4, 5, 6 and 7 below were approved. Proposal 8 had already been approved at the Special Meeting held on November 23, 2021. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

Proposal 1: To consider and vote upon a proposal to approve the Business Combination Agreement (the “Business Combination Proposal”). The Business Combination Proposal was approved by the following vote.

For	Against	Abstentions
23,854,730	1,242,283	9,595

Proposal 2: To consider and vote upon a proposal to amend the current certificate of incorporation of THMA and adopt the Second Amended and Restated Certificate of Incorporation (the “Proposed Charter”) (the “Charter Approval Proposal”). The Charter Approval Proposal was approved by the following vote:

For	Against	Abstentions
23,674,889	1,241,647	190,072

Proposal 3: To consider and act upon, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Proposed Charter in accordance with SEC guidance (the “Governance Proposal”).

For	Against	Abstentions
21,964,765	3,127,840	14,003

Proposal 4: To consider and vote upon a proposal to elect seven directors to serve staggered terms on the board of directors of the post-combination company until the 2022 annual meeting of stockholders, in the case of Class I directors, the 2023 annual meeting of stockholders, in the case of Class II directors, and the 2024 annual meeting of stockholders, in the case of Class III directors, and, in each case, until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death (the “Director Election Proposal”). The voting results for the Director Election Proposal were as follows:

Zack Lynch (Class I)	For	Withheld
	23,854,546	1,252,062

Kirthiga Reddy (Class I)	For	Withheld
	23,854,545	1,252,063

Andrew J. Schwab (Class I)	For	Withheld
	23,854,546	1,252,062

Alison Bauerlein (Class II)	For	Withheld
	23,854,440	1,252,168

Nancy Schlichting (Class II)	For	Withheld
	23,854,441	1,252,167

Corey McCann (Class III)	For	Withheld
	23,854,546	1,252,062

Jorge Gomez (Class III)	For	Withheld
	23,854,440	1,252,168

Proposal 5: To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”): (i) the issuance and/or sale of shares of THMA Class A common stock to the holders of Pear’s capital stock pursuant to the Business Combination Agreement and the reservation for issuance of THMA Class A common stock subject to rollover options pursuant to the Business Combination Agreement; (ii) the issuance and/or sale of shares of THMA Class A common stock to the subscribers pursuant to the Subscription Agreements and the anchor investor pursuant to the Amended Forward Purchase Agreement; and (iii) the issuance and/or sale of shares of THMA Class A common stock pursuant to the conversion of THMA’s Class B common stock, par value $0.0001 per share (the “Nasdaq Proposal”). The Nasdaq Proposal was approved by the following vote:

For	Against	Abstentions
23,853,265	1,243,748	9,595

Proposal 6: To consider and vote upon a proposal to approve and adopt the Pear Therapeutics, Inc. 2021 Stock Option and Incentive Plan (the “Incentive Plan Proposal”). The Incentive Plan Proposal was approved by the following vote:

For	Against	Abstentions
23,133,980	1,960,485	12,143

Proposal 7: To consider and vote upon a proposal to approve and adopt the Pear Therapeutics, Inc. 2021 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan Proposal”). The Employee Stock Purchase Plan Proposal was approved by the following vote:

For	Against	Abstentions
23,849,445	1,247,018	10,145

Proposal 8: To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Approval Proposal, the Director Election Proposal, the Nasdaq Proposal, the Incentive Award Plan Proposal or the Employee Stock Purchase Plan Proposal (the “Adjournment Proposal”). The Adjournment Proposal was approved by the following vote:

For	Against	Abstentions
23,832,998	1,264,015	9,595

IMPORTANT INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K relates to a proposed transaction between Pear and THMA and does not constitute an offer to sell or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transactions contemplated by the Business Combination Agreement. In connection with the Business Combination, THMA filed a registration statement on Form S-4 with the SEC, which included a proxy statement of THMA and a prospectus of THMA. The registration statement on Form S-4, as amended, was declared effective by the SEC on October 26, 2021, and THMA commenced mailing of the definitive proxy statement/prospectus to its shareholders on or about October 28, 2021. STOCKHOLDERS OF THMA AND PEAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THMA’S PROXY STATEMENT AND PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUCH PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and THMA stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from THMA. Such documents are not currently available.

PARTICIPANTS IN THE SOLICITATION

THMA and Pear and their respective directors and officers may be deemed to be participants in the solicitation of proxies from THMA’s stockholders in respect of the proposed transactions. Information about THMA’s directors and executive officers and their ownership of THMA’s securities is set forth in THMA’s filings with the SEC, including THMA’s registration statement on Form S-1, which was declared effective by the SEC on February 1, 2021. To the extent that holdings of THMA’s securities have changed since the amounts printed in THMA’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Thimble Point and Pear. Forward looking statements generally relate to future events or involving, or future performance of, Thimble Point or Pear. For example, statements regarding anticipated growth in the industry in which Pear operates and anticipated growth in demand for Pear’s products, projections of Pear’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between Thimble Point and Pear (the “proposed transaction”) and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Thimble Point and its management, and Pear and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction, including the contemporaneous private placement of equity securities (the “PIPE investment”), may not be completed in a timely manner or at all, which may adversely affect the price of Thimble Point’s securities; (ii) the risk that the proposed transaction may not be completed by Thimble Point’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Thimble Point; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE investment; (v) the outcome of any legal proceedings that may be instituted against Thimble Point, Pear, the combined company or others following the announcement of the Business Combination Agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Thimble Point or Pear to obtain financing to complete the proposed transaction or to satisfy other conditions to closing; (vii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (viii) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (ix) the risk that the proposed transaction disrupts current plans and operations of Pear or diverts management’s attention from Pear’s ongoing business operations and potential difficulties in Pear employee retention as a result of the announcement and consummation of the proposed transaction; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) costs related to the proposed transaction; (xii) changes in applicable laws or regulations; (xiii) the possibility that Pear or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xiv) Pear’s estimates of expenses and profitability; (xv) the evolution of the markets in which Pear competes; (xvi) the ability of Pear to implement its strategic initiatives and continue to innovate its existing products; (xvii) the ability of Pear to defend its intellectual property and satisfy regulatory requirements; (xviii) the ability of Thimble Point to issue equity or equity-linked securities in connection with the proposed transaction or in the future; (xix) the impact of the COVID-19 pandemic on Pear’s business; and (xx) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Thimble Point’s final prospectus dated February 1, 2021 relating to its initial public offering and other risks and uncertainties indicated in Thimble Point’s registration statement on Form S-4 (File No. 333-257982), which was declared effective by the SEC on October 26, 2021, and the definitive proxy statement/prospectus included therein, including those set forth under “Risk Factors” therein, and other documents filed and to be filed with the SEC by Thimble Point. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and Thimble Point and Pear assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Thimble Point nor Pear gives any assurance that either Thimble Point or Pear will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Thimble Point or Pear or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIMBLE POINT ACQUISITION CORP.

By:	/s/ Elon S. Boms
Name: Elon S. Boms
Title: Chief Executive Officer

Date: November 30, 2021